UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

September 15, 2009 (August 7, 2009)

Universal Acquisitions Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53381	30–046871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

133-47 Sanford Avenue, #PHE, Flushing, NY 11355

 (Address of Principal Executive Offices)      (Zip Code)

(718) 359-8008

 (Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material  pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 7, 2009 the Universal Acquisition Corp.’s (the “Company”) independent registered public accounting firm, Moore & Associates Chartered (“Moore”), resigned stating that they are no longer performing auditing services. On August 27, 2009 the Public Accounting Oversight Board (the “PCAOB”) revoked the registration of Moore because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities and Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with a board investigation.

On August 7, 2009, the Company engaged the accounting firm of Seale and Beers, CPAs as its new independent registered public accounting firm. The Board of Directors of the Company approved of the resignation of Moore and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore on the Company's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements in its Form 10-K for the fiscal year ended December 31, 2008 contained a going concern qualification in the registrant's audited financial statements.

During the Company's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

The Company has requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter has not been provided.

On August 7, 2009 the Company engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the Company has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)	Not Applicable.

b)	Not Applicable.

c)	Not Applicable.

d)	Exhibits

No.	Exhibits

*3.1	Certificate of Incorporation

*3.2	Bylaws

*	Filed as an exhibit to the Company’s Form 10 filed with the Securities and Exchange Commission on August 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2009	By:	/s/ Anna Lo
	Name:	Anna Lo
	Title:	President, Secretary and Director